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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        April 14, 1997
                                                 -------------------------------


                          RENTAL SERVICE CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



       DELAWARE                    000-21237                 33-0569350
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(State or Other Jurisdiction   (Commission File           (I.R.S. Employer
      of Incorporation)             Number)               Identification No.)


14505 North Hayden Road, Suite 322, Scottsdale, Arizona         85260
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (602)905-3300
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             (Registrant's Telephone Number, including Area Code)

                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On April 25, 1997, Rental Service Corporation ("RSC" or the "Company") acquired all of the outstanding stock of Comtect, Inc. and subsidiaries d/b/a Industrial Air Tool ("IAT") for $32.6 million in cash and 189,189 shares of RSC common stock. Up to an additional 108,108 shares of RSC common stock may be paid to the sellers over a three year period if certain performance objectives are met. IAT is a leading "on-site" small tool provider, rental management company and maintenance, repair and operating (MRO) supplier and operates a total of four locations in Texas and Louisiana. This acquisition is anticipated to result in $23.0 million in goodwill, which will be amortized over 40 years. Pursuant to the acquisition agreement, IAT's results of operations are included in the Company's consolidated statement of operations beginning March 1, 1997 and IAT's balance sheet will be consolidated with the Company's under the purchase method of accounting on April 25, 1997.

ITEM 5.  OTHER EVENTS.

     The Company has promoted Douglas A. Waugaman to Senior Vice President of Operations, effective April 14, 1997. Mr. Waugaman was most recently the Company's Vice President and Chief Financial Officer.

     Robert M. Wilson has joined the Company as Senior Vice President and Chief Financial Officer, effective April 14, 1997. Mr. Wilson was most recently Senior Vice President of Operations, Finance and Administration for Shade/Allied Inc. of Green Bay, Wisconsin. He previously held several executive positions for Simon Engineering plc of Manchester, England.

     Bruce A. Lisanti has joined the Company as Senior Vice President of Marketing, effective April 21, 1997. Mr. Lisanti was most recently Vice President of Sales and Marketing for Petroleum Information Corp. of Houston, Texas. He was previously Vice President of Sales and Marketing for Corporate Express and National Sales Manager for General Electric's Computer Services Division.

     On April 25, 1997, the Company reached a definitive agreement to acquire substantially all of the assets of Brute Equipment Co. d/b/a Foxx Hy-Reach Company ("Foxx") for $32.7 million in cash and 169,014 shares of RSC common stock. The purchase price is subject to adjustment based on levels of accounts receivable, inventory and equipment. Up to an additional 204,866 shares of RSC common stock may be paid to the seller over a three year period if certain performance objectives are met. Foxx specializes in the rental and sale of aerial equipment to construction and industrial customers and operates a total of four locations in Iowa and Illinois. The transaction is anticipated to close by June 30, 1997, and will be recorded under the purchase method of accounting. The closing is subject to a number of closing conditions, including early termination or expiration of the waiting period under the Hart-Scott-Rodino Act.

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

     On April 26, 1997, the Company reached a definitive agreement to acquire substantially all of the assets of Central States Equipment, Inc. and Equipment Lessors, Inc. (collectively, "Central") for approximately $18.0 million in cash and 102,432 shares of RSC common stock. The purchase price is subject to adjustment based on levels of accounts receivable, inventory and equipment. An additional 102,435 shares of RSC common stock will be paid to the sellers over a five year period, which may be accelerated to three years if certain performance objectives are met. Central specializes in the rental and sale of aerial equipment, ladders and scaffolding and operates a total of four locations in Kansas, Missouri and Oklahoma. The transaction is anticipated to close by June 30, 1997, and will be recorded under the purchase method of accounting. The closing is subject to a number of closing conditions, including early termination or expiration of the waiting period under the Hart-Scott-Rodino Act.

     On April 28, 1997, at the Company's Annual Meeting of Stockholders, eight directors (Martin R. Reid, William M. Barnum, Jr., James R. Buch, Christopher A. Laurence, Britton H. Murdoch, Eric L. Mattson, John G. Quigley and Frederick J. Warren) were re-elected to the Company's Board of Directors to serve for the ensuing year or until their successors are elected and have been qualified. The Company's stockholders also approved the Employee Qualified Stock Purchase Plan of Rental Service Corporation ("Stock Purchase Plan") and ratified the selection of Ernst & Young LLP as independent auditors for the Company for 1997. Under the Stock Purchase Plan, the Company has reserved 250,000 shares of common stock for sale to employees at 85% of the lesser of the fair market value of such shares at the beginning or end of each semiannual offering period.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired

        The audited financial statements of IAT are not included with this Current Report on Form 8-K, but will be filed as an amendment to this Form 8-K within 60 days.

     (b) Pro Forma Financial Information

        The pro forma financial information relating to the acquisition of IAT is not included with this Current Report on Form 8-K, but will be filed as an amendment to this Form 8-K within 60 days.


(c)  Exhibits


       EXHIBIT NUMBER                              DESCRIPTION
-----------------------------   -------------------------------------------------
    10.1                        Stock Purchase Agreement by and among Andy G.
                                Gessner; Larry R. Bush; Stacy K. Bush; Larry R.
                                Bush, Trustee of the Stacy K. Bush Trust and Roy
                                B. Bush as "Sellers," Acme Dixie, Inc. as
                                "Buyer", Rental Service Corporation as "Parent"
                                and Comtect, Inc. and Comtect, Inc.'s
                                Subsidiaries being IAT Interests of Nevada,
                                Inc.; RNJB, Inc.; CFTSIJC, Inc.; Industrial Air
                                Tool Pasadena, Inc.; Industrial Air Tool Texas
                                City, Inc.; PST, Inc. of Louisiana and LRB
                                Supply, Inc. as the "Company", dated March 14,
                                1997.

    10.2                        Asset Purchase Agreement by and among Brute
                                Equipment Co. d/b/a "Foxx Hy-Reach Company" as
                                "Seller," Rental Service Corporation, Walker
                                Jones Equipment Company as "Buyer" and Thomas H.
                                Foster, dated April 25, 1997.

    10.3                        Asset Purchase Agreement by and among Central
                                States Equipment, Inc. and Equipment Lessors,
                                Inc. as "Sellers," Walker Jones Equipment
                                Company as "Buyer" and the stockholders of Sellers, dated April 26, 1997.


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

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENTAL SERVICE CORPORATION



Date: May 5, 1997                      By: /s/ Douglas A. Waugaman
                                          ----------------------------
                                          Douglas A. Waugaman
                                          Senior Vice President of Operations


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                                 EXHIBIT INDEX

       EXHIBIT NUMBER                              DESCRIPTION
-----------------------------   -------------------------------------------------
    10.1                        Stock Purchase Agreement by and among Andy G.
                                Gessner; Larry R. Bush; Stacy K. Bush; Larry R.
                                Bush, Trustee of the Stacy K. Bush Trust and Roy
                                B. Bush as "Sellers," Acme Dixie, Inc. as
                                "Buyer", Rental Service Corporation as "Parent"
                                and Comtect, Inc. and Comtect, Inc.'s
                                Subsidiaries being IAT Interests of Nevada,
                                Inc.; RNJB, Inc.; CFTSIJC, Inc.; Industrial Air
                                Tool Pasadena, Inc.; Industrial Air Tool Texas
                                City, Inc.; PST, Inc. of Louisiana and LRB
                                Supply, Inc. as the "Company", dated March 14,
                                1997.

    10.2                        Asset Purchase Agreement by and among Brute
                                Equipment Co. d/b/a "Foxx Hy-Reach Company" as
                                "Seller," Rental Service Corporation, Walker
                                Jones Equipment Company as "Buyer" and Thomas H.
                                Foster, dated April 25, 1997.

    10.3                        Asset Purchase Agreement by and among Central
                                States Equipment, Inc. and Equipment Lessors,
                                Inc. as "Sellers," Walker Jones Equipment
                                Company as "Buyer" and the stockholders of Sellers, dated April 26, 1997.



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